UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 12, 2026
Date of report (Date of earliest event reported)
______________________
ENCORE CAPITAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26489	48-1090909
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
350 Camino de la Reina, Suite 100
San Diego, California 92108
(Address of principal executive offices)(Zip Code)
(877) 345-3002
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	ECPG	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 12, 2026, Encore Capital Group, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Amended and Restated Encore Capital Group, Inc. 2017 Incentive Award Plan (the “A&R Plan”), which amends and restates the Encore Capital Group, Inc. 2017 Incentive Award Plan (the “Original Plan”). The A&R Plan was adopted by the Board of Directors (the “Board”) of the Company on April 14, 2026, and became effective upon stockholder approval at the Annual Meeting.
The A&R Plan makes the following material amendments to the Original Plan:
(i) Increases the aggregate number of shares of common stock of the Company (“Common Stock”) reserved for issuance by 650,000 shares;
(ii) Increases the aggregate number of shares of Common Stock that may be granted as incentive stock options under the A&R Plan by 650,000 shares;
(iii) Eliminates the fungible share ratio so that all awards granted under the A&R Plan following the effective date of the A&R Plan will be counted against the share reserve on a one‑share‑for‑one‑share basis;
(iv) Removes the Original Plan’s fixed expiration date so that the A&R Plan will remain in effect unless and until terminated by the Board, subject to share availability (provided, however, that incentive stock options may not be granted under the A&R Plan after April 14, 2036);
(v) Removes provisions intended to enable awards to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder, due to changes in law pursuant to the Tax Cuts and Jobs Act of 2017 eliminating this concept; and
(vi) Amends the definition of eligible consultants to include any individual or entity that qualifies as a consultant under the Form S-8 rules.
The terms and conditions of the A&R Plan are described in the section entitled “Approval of Amended and Restated Encore Capital Group, Inc. 2017 Incentive Award Plan (Proposal No. 4)” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2026. The foregoing description of the A&R Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the A&R Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.
Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to provide for the exculpation of officers of the Company from liability, as permitted by the Delaware General Corporation Law. On June 12, 2026, the Company filed a certificate of amendment with the Secretary of State of the State of Delaware, which became effective upon filing. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the complete text of the certificate of amendment, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting of Stockholders on June 12, 2026. The final voting results on the proposals presented at the Annual Meeting are set forth below.

The first proposal was for the election of the following eight directors: Michael P. Monaco, William C. Goings, Ashwini (Ash) Gupta, Jeffrey A. Hilzinger, Angela A. Knight, Laura Newman Olle, Richard P. Stovsky and Ashish Masih. All eight directors were elected, with the following votes tabulated:

	For	Withhold	Broker Non-Votes
Michael P. Monaco	18,044,582	315,569	1,020,746
William C. Goings	16,654,942	1,705,209	1,020,746
Ashwini (Ash) Gupta	18,153,822	206,329	1,020,746
Jeffrey A. Hilzinger	17,847,500	512,651	1,020,746
Angela A. Knight	18,002,444	357,707	1,020,746
Laura Newman Olle	18,013,725	346,426	1,020,746
Richard P. Stovsky	18,287,014	73,137	1,020,746
Ashish Masih	18,248,642	111,509	1,020,746
The second proposal was a non-binding vote to approve the compensation of the Company’s named executive officers. In a non-binding vote, the compensation of the Company’s named executive officers was approved, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
17,997,698	313,483	48,970	1,020,746
The third proposal was the ratification of the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
18,999,367	369,506	12,024	—
The fourth proposal was to approve the Amended and Restated Encore Capital Group, Inc. 2017 Incentive Award Plan. The Amended and Restated Encore Capital Group, Inc. 2017 Incentive Award Plan was approved, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
17,191,591	1,159,793	8,767	1,020,746
The fifth proposal was to approve and adopt an amendment to the Company’s Amended and Restated Certificate of Incorporation to provide for exculpation of officers. The amendment to the Company’s Amended and Restated Certificate of Incorporation to provide for exculpation of officers was approved, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
16,593,440	1,758,739	7,972	1,020,746
The sixth proposal was to recommend, in a non-binding vote, the frequency of future non-binding stockholder votes to approve the compensation of the Company’s named executive officers. In a non-

binding vote, the Company’s stockholders recommended a non-binding vote to approve the compensation of the Company’s named executive officers every year, with the following votes tabulated:

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
17,429,161	12,878	908,853	9,259	1,020,746
The Company’s Board of Directors has determined that it will include a non-binding vote to approve the compensation of the Company’s named executive officers in its proxy materials every year until the next non-binding vote to approve the frequency of such vote, which will occur no later than the Company’s 2032 annual meeting of stockholders.
Item 9.01.    Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Third Certificate of Amendment of Certificate of Incorporation of Encore Capital Group, Inc.
10.1	Amended and Restated Encore Capital Group, Inc. 2017 Incentive Award Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date:	June 15, 2026	/s/ Andrew Asch
Andrew Asch
Senior Vice President, General Counsel, Government Affairs and Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.1	Third Certificate of Amendment of Certificate of Incorporation of Encore Capital Group, Inc.
10.1	Amended and Restated Encore Capital Group, Inc. 2017 Incentive Award Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)